UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2006

RAIT Investment Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o RAIT Partnership, L.P., 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 861-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2006, RAIT Investment Trust ("RAIT") and Taberna Realty Finance Trust ("Taberna") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which a newly formed subsidiary of RAIT will, subject to the terms and conditions of the Merger Agreement, merge with and into Taberna (the "Merger"), as a result of which RAIT will own all of the common shares of beneficial interest of Taberna ("Taberna Common Shares").

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of trustees of both companies, upon the completion of the Merger each issued and outstanding Taberna Common Share will be converted into 0.5389 common shares of beneficial interest of RAIT ("RAIT Common Shares"), with cash to be paid in lieu of fractional RAIT Common Shares.

The Merger Agreement contains customary representations, warranties and covenants of RAIT and Taberna, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. The board of trustees of each company has adopted a resolution approving and declaring advisable the Merger, and recommending that its shareholders, with respect to Taberna, approve the Merger, and with respect to RAIT, approve the issuance of RAIT Common Shares in the Merger, and each party has agreed to hold a shareholder meeting to put these matters before their shareholders for their consideration. Each party has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to various conditions, including, among others, (i) requisite approvals of the shareholders of RAIT and Taberna, (ii) the absence of any law or order prohibiting the consummation of the merger, and (iii) effectiveness of the Form S-4 registration statement relating to the RAIT Common Shares to be issued in the Merger and listing of the RAIT Common Shares to be issued in the Merger on the New York Stock Exchange. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including, among others, (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants in all material respects, (iii) the delivery of opinions from counsel to RAIT and counsel to Taberna relating to the U.S. federal income tax code treatment of the Merger and the real estate investment trust status of both parties and (iv) there shall not have occurred any event, change, effect or circumstance that has had or is reasonably likely to have a material adverse effect on the other party.

Under the Merger Agreement, upon completion of the Merger, Betsy Z. Cohen, chairman of the board and chief executive officer of RAIT, will become chairman of the board of the combined company, and Daniel G. Cohen, chairman and chief executive officer of Taberna, will become the chief executive officer of the combined company. The combined company’s board of directors will initially be comprised of nine members, with five nominated by RAIT (which will include Mrs. Cohen) and four nominated by Taberna (which will include Mr. Cohen).

The Merger Agreement contains certain termination rights for both RAIT and Taberna.

On June 8, 2006, Mrs. Cohen and Scott Schaefer, president of RAIT, executed letters waiving their rights under their respective employment agreements with RAIT to terminate their employment for certain events of good reason upon or as a result of the Merger, subject to completion of the Merger, and amending their existing agreements in certain respects. In addition, Daniel G. Cohen, Jack E. Salmon, Plamen Mitrikov and Raphael Licht have entered into employment agreements with RAIT, effective upon the effective time of the Merger, and Mitchell Kahn has amended his existing employment agreement with Taberna so that it will be assumed by RAIT upon the effective time of the Merger, in which each of them has, among other things, waived his right to terminate his employment for good reason upon or as a result of the Merger. As a result, the occurrence of the Merger will not entitle any of the foregoing to any termination or additional payment rights under their employment agreements solely due to the Merger; however, the outstanding restricted stock awards for Mr. Salmon, Mr. Licht and Mr. Kahn will vest completely at the effective time of the Merger. In addition, the employment agreements for Mr. Cohen and Mr. Mitrikov provide that their outstanding restricted stock awards will not vest in full at the effective time of the Merger, but will continue to vest upon and after the effective time of the Merger in accordance with their terms.

On June 12, 2006, the limited partnership agreement of RAIT Partnership, L.P. (the "Partnership"), a wholly-owned subsidiary of RAIT, was amended to clarify that provisions calling for the issuance of Partnership interests in certain circumstances when RAIT issues its securities would not apply while RAIT beneficially owns all of the Partnership interests.

The foregoing descriptions of the Merger Agreement, the employment agreements, the waivers, and the amendment are not complete and are qualified in their entirety by reference to the Merger Agreement, waivers, employment agreements and amendment, copies of which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, hereto and are hereby incorporated into this report by reference.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of RAIT and Taberna. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a shareholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement together with the other related information that RAIT publicly files in reports and statements with the Securities and Exchange Commission (the "SEC").

FORWARD LOOKING STATEMENTS

This filing, including information included or incorporated by reference in this filing, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving RAIT and Taberna, including future financial and operating results and performance, statements about RAIT's and Taberna's plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of RAIT's and Taberna's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of RAIT and Taberna. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: those discussed and identified in public filings with the Securities and Exchange Commission made by RAIT and Taberna; the businesses of RAIT and Taberna may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; adverse governmental or regulatory policies may be enacted; the loss of management and other key personnel; competition from other real estate investment trusts and other specialty finance vehicles; the inability to obtain adequate capital and other funding for operations at attractive rates or otherwise; fluctuations in interest rates and related hedging activities against such interest rates; covenants in financing arrangements applicable to RAIT and Taberna that may restrict business operations; failing to maintain qualification as REITs; the inability to acquire eligible securities for CDO and other securitization transactions on favorable economic terms; adverse market trends that affect real estate securities that are used as collateral in CDO and other securitizations; increases in borrowing costs relative to the interest received on RAIT and Taberna investments; failing to maintain exemptions under the Investment Company Act would subject us to additional restrictions; geographic concentrations in investment portfolios of residential mortgage loans could be adversely affect by economic factors unique to such concentrations; the market value of real estate that secures mortgage loans could diminish due to factors outside of our control such as natural disasters, neighborhood values, competitive overbuilding, weather, casualty loses, occupancy rates and other similar factors; Taberna relies heavily on issuing trust preferred securities to obtain funds and any adverse fluctuations in that industry may adversely affect the combined company; and general business and economic conditions, which could adversely affect credit quality and loan originations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing or the date of any document incorporated by reference in this filing. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this filing and attributable to RAIT or Taberna or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, RAIT and Taberna undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

RAIT and Taberna shareholders and other investors are urged to read the joint proxy statement/prospectus and other materials which will be filed by RAIT with the SEC. These documents will contain important information, which should be read carefully before any decision is made with respect to the merger. When documents are filed with the SEC, they will be available for free at the SEC’s website (http://www.sec.gov). These documents are also available for free by accessing RAIT's website (http://www.raitinvestmenttrust.com) or by accessing Taberna's website (http://www.Taberna.com).

RAIT, Taberna and certain of their trustees, executive officers, members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of shareholders in connection with the proposed merger, including any interest they have in the merger, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description of Documents

2.1. Agreement and Plan of Merger dated as of June 8, 2006 among RAIT Investment Trust, RT Sub Inc. and Taberna Realty Finance Trust.

10.1 Letter Waiver dated June 8, 2006 among RAIT Investment Trust, Taberna Realty Finance Trust and Betsy Z. Cohen to the Employment Agreement dated January 23, 2002 between Betsy Z. Cohen and RAIT Investment Trust.

10.2 Letter Waiver dated June 8, 2006 among RAIT Investment Trust, Taberna Realty Finance Trust and Scott F. Schaeffer to the Employment Agreement dated January 23, 2002 between Scott F. Schaeffer and RAIT Investment Trust.

10.3 Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Daniel G. Cohen and, as to Section 7.14 thereof, Taberna Realty Finance Trust.

10.4 Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Jack E. Salmon and, as to Section 7.14 thereof, Taberna Realty Finance Trust.

10.5 Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Plamen Mitrikov and, as to Section 7.14 thereof, Taberna Realty Finance Trust.

10.6 Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Raphael Licht and, as to Section 7.14 thereof, Taberna Realty Finance Trust.

10.7 Amendment No. 1 dated as of June 8, 2006 among Mitchell Kahn, Taberna Realty Finance Trust and RAIT Investment Trust to the Employment Agreement dated as of April 28, 2005 between Mitchell Kahn and Taberna Realty Finance Trust.

10.8 Amendment dated as of June 12, 2006 to the Limited Partnership Agreement dated as of August 15, 1997 of RAIT Partnership, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Investment Trust

June 13, 2006	By:	/s/ Ellen J. DiStefano

Name: Ellen J. DiStefano
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of June 8, 2006 among RAIT Investment Trust, RT Sub Inc. and Taberna Realty Finance Trust.
10.1	Letter Waiver dated June 8, 2006 among RAIT Investment Trust, Taberna Realty Finance Trust and Betsy Z. Cohen to the Employment Agreement dated January 23, 2002 between Betsy Z. Cohen and RAIT Investment Trust.
10.2	Letter Waiver dated June 8, 2006 among RAIT Investment Trust, Taberna Realty Finance Trust and Scott F. Schaeffer to the Employment Agreement dated January 23, 2002 between Scott F. Schaeffer and RAIT Investment Trust.
10.3	Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Daniel G. Cohen and, as to Section 7.14 thereof, Taberna Realty Finance Trust.
10.4	Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Jack E. Salmon and, as to Section 7.14 thereof, Taberna Realty Finance Trust.
10.5	Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Plamen Mitrikov and, as to Section 7.14 thereof, Taberna Realty Finance Trust.
10.6	Employment Agreement dated as of June 8, 2006 by and between RAIT Investment Trust, Raphael Licht and, as to Section 7.14 thereof, Taberna Realty Finance Trust.
10.7	Amendment No. 1 dated as of June 8, 2006 among Mitchell Kahn, Taberna Realty Finance Trust and RAIT Investment Trust to the Employment Agreement dated as of April 28, 2005 between Mitchell Kahn and Taberna Realty Finance Trust.
10.8	Amendment dated as of June 12, 2006 to the Limited Partnership Agreement dated as of August 15, 1997 of RAIT Partnership, L.P.